UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: May 14, 2019
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800
Denver, Colorado 80265
(Address of principal executive offices and zip code)

(303) 672-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	QEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

QEP Resources, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 14, 2019. At the Annual Meeting, the Company’s shareholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Amended and Restated Bylaws of the Company, as amended and restated effective May 14, 2019 (the “Bylaws”) to allow one or more shareholders who own at least 25% or more of the Company’s outstanding shares of common stock to require the Company to call a special meeting of the shareholders. Section 2.2 of the Bylaws was amended to specify the procedures for shareholder-requested special meetings.

The above summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company's shareholders voted on the election of eight directors to serve one-year terms, and on several proposals. The voting results for the Annual Meeting were as follows:

1.
Director Elections to Annual Terms: Shareholders voted to elect Phillips S. Baker, Jr., Timothy J. Cutt, Julie A. Dill, Robert F. Heinemann, Michael J. Minarovic, M.W. Scoggins, Mary Shafer-Malicki and David A. Trice for terms expiring at the 2020 Annual Meeting of Shareholders with the following votes:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Phillips S. Baker, Jr.	158,363,836	4,526,682	6,240,782	17,079,022
Timothy J. Cutt	158,097,700	4,672,709	6,360,891	17,079,022
Julie A. Dill	157,424,882	5,369,001	6,337,417	17,079,022
Robert F. Heinemann	148,256,199	14,531,316	6,343,785	17,079,022
Michael J. Minarovic	158,062,808	4,722,299	6,346,193	17,079,022
M. W. Scoggins	158,060,006	4,790,411	6,280,883	17,079,022
Mary Shafer-Malicki	158,501,187	4,282,121	6,347,992	17,079,022
David A. Trice	156,867,460	5,925,657	6,338,183	17,079,022

2.	Advisory Vote on Executive Compensation: Shareholders did not approve the advisory proposal regarding the compensation of the Company's named executive officers with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,788,559	88,961,150	381,591	17,079,022

3.	Ratification of Auditor: Shareholders ratified the selection of the firm PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for 2019 with the following votes:

Votes For	Votes Against	Abstentions
185,133,968	910,906	165,448

4.
Company Proposal to Amend the Bylaws: Shareholders approved a Company proposal to amend the Company’s Bylaws to allow holders of 25% or more of outstanding shares to call special meetings of shareholders with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,897,666	2,909,059	15,324,575	17,079,022

5.
Shareholder Proposal to Amend the Bylaws: Shareholders did not approve a shareholder proposal to allow holders of 10% or more of outstanding shares to call special meetings of shareholders with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,012,279	90,849,451	269,570	17,079,022

No other items were presented for shareholder approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit
3.1	Amended and Restated Bylaws of QEP Resources, Inc., as amended and restated on May 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QEP Resources, Inc.
(Registrant)

May 16, 2019

/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and Chief Financial Officer